PREPARED BY AND	)
WHEN RECORDED MAIL TO:	)
)
Anderson, McCoy & Orta, P.C.	)
100 N. Broadway, Suite 2600		)
Oklahoma City, Oklahoma 73102)

J.	Michael McCoy )

Loan No. 03-0235608 AMO File No. 401.717))

SPACE ABOVE THIS LINE
FOR RECORDER’S USE

CONSENT AND ASSUMPTION AGREEMENT

This Consent and Assumption Agreement (“Assumption Agreement”) is dated as of the 30th day of April, 2010 (“Closing Date”), between and among WELLS FARGO BANK, N.A. (f/k/a WELLS FARGO BANK MINNESOTA, N.A.), AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1 (the “Noteholder”), whose Master Servicer is Midland Loan Services, Inc. (“Midland”), having an address of 10851 Mastin, Suite 300, Overland Park, Kansas 66210, G&E HC REIT II HIGHLANDS RANCH MEDICAL PAVILION, LLC, a Delaware limited liability company (the “Assumptor”), having its address at 1551 N. Tustin Ave., Suite 300, Santa Ana, CA 92705, GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation (the “Substitute Indemnitor”), HRMED, LLC, a Colorado limited liability company (“Borrower”), having its address at c/o The Colorado Group, Inc., 3434 47th St., Suite 220, Boulder, Colorado 80301 and WILLIAM SCOTT REICHENBERG, an individual and NEIL LITTMANN, an individual (William Scott Reichenberg and Neil Littmann are hereinafter singularly and collectively referred to as the “Original Indemnitor”).

RECITALS:

A. On or about October 18, 2002, Column Financial, Inc., a Delaware corporation (“Original Lender”) made a certain loan and extended credit in the amount of Four Million Nine Hundred Sixty Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($4,968,750.00) (the “Loan”) to Borrower, evidenced by a certain Note (herein defined), security agreements, deeds of trust, mortgages, and other documents and instruments executed by Borrower and others from time to time (collectively, the “Loan Documents”), including, but not limited to, those listed on Exhibit “A” attached hereto and incorporated herein for all purposes.

B. Noteholder is the current owner and holder of the Loan, the Note and the Loan Documents.

C. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor have agreed to (i) the assumption by Assumptor of the liabilities and obligations of Borrower under the Note and the other Loan Documents, and (ii) the assumption by Substitute Indemnitor of the liabilities and obligations of Original Indemnitor under the Guaranty Agreement and Indemnity Agreement (as defined herein).

D. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor have requested that Noteholder approve and consent to (i) the assumption by Assumptor of the liabilities and obligations of Borrower under the Note and the other Loan Documents, and (ii) the assumption by Substitute Indemnitor of the liabilities and obligations of Original Indemnitor under the Guaranty Agreement and Indemnity Agreement.

E. Upon the conditions set forth herein, Noteholder is willing to approve and consent to (i) the assumption by Assumptor of the liabilities and obligations of Borrower under the Note and the other Loan Documents, and (ii) the assumption by Substitute Indemnitor of the liabilities and obligations of Original Indemnitor under the Guaranty Agreement and Indemnity Agreement.

AGREEMENT

In furtherance of the foregoing, Borrower, Original Indemnitor, Assumptor, Substitute Indemnitor and Noteholder do hereby agree as follows:

1. Assumption by Assumptor. Assumptor hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Borrower under the Note and the other Loan Documents. Assumptor agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Assumptor had originally executed and delivered the Note and other Loan Documents instead of Borrower and as if Borrower has never and/or had never been released of any obligation and/or liability under the Note and other Loan Documents. For the period of time from the inception of time up to and including the Closing Date, a reference in any Loan Document, including the Note, to Borrower, therefore, shall also be deemed a reference to Assumptor. For the period of time from and after the Closing Date, a reference in any Loan Document to Borrower shall be deemed a reference to only Assumptor. Assumptor hereby consents to the release by Noteholder, at any time, of Borrower’s obligations and liabilities under the Loan Documents; Assumptor hereby acknowledges that any such release of Borrower shall not affect Assumptor’s obligations and liabilities under the Loan Documents.

2. Assumption by Substitute Indemnitor. As a condition to Noteholder entering into this Assumption Agreement, Noteholder has required that Substitute Indemnitor assume the obligations and liabilities of Original Indemnitor under the Guaranty Agreement and Indemnity Agreement described in Exhibit “A,” and Noteholder would not be entering into this Assumption Agreement without such assumption of liability by the Substitute Indemnitor. Substitute Indemnitor has a direct or indirect interest in Assumptor and the transactions described herein are a benefit to Assumptor and Substitute Indemnitor. Substitute Indemnitor hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Original Indemnitor under the Guaranty Agreement and Indemnity Agreement. Substitute Indemnitor agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Substitute Indemnitor had originally executed and delivered the Guaranty Agreement and Indemnity Agreement instead of Original Indemnitor and as if Original Indemnitor has never and/or had never been released of any obligation or liability under any Loan Document. For the period of time from the inception of time up to and including the Closing Date, a reference in any Loan Document, including the Note, to Original Indemnitor, therefore, shall also be deemed a reference to Substitute Indemnitor. For the period of time from and after the Closing Date, a reference in any Loan Document to Original Indemnitor, shall be deemed a reference to only Substitute Indemnitor. Substitute Indemnitor hereby consents to the release by Noteholder, at any time, of Original Indemnitor’s obligations and liabilities under the Loan Documents; Substitute Indemnitor hereby acknowledges that any such release of Original Indemnitor shall not affect Substitute Indemnitor’s obligations and liabilities under the Loan Documents.

3. Confirmation of Loan Balance. The parties hereby acknowledge and agree that the principal balance of the Note as of April 27, 2010, is $4,442,636.76. This amount has been determined after taking into account the payment received by Noteholder due for April 11, 2010.

4. Confirmation of Reserve Balances. The parties hereby acknowledge and agree that, as of April 27, 2010, in accordance with the Note and the Loan Documents, the following balances for impound, reserve and/or escrow accounts are maintained with Noteholder:

Tax Reserve	$59,282.10
Insurance Reserve	2,972.90
TILC Reserve	91,341.92

Such impound, reserve and/or escrow accounts are hereby assigned by Borrower to Assumptor.

5. Consent to Assumption. Subject to the conditions contained herein, Noteholder hereby consents to the transfer of the Property (defined below) to Assumptor.

6. Release of Borrower and Original Indemnitor. Subject to the terms of this Assumption Agreement and as set forth below, Noteholder hereby releases Borrower from further personal liability under the Note and the other Loan Documents for any acts or events occurring or obligations arising after the Closing Date which are not caused by, or do not arise out of, any acts or events occurring or obligations arising prior to or simultaneously with the Closing Date, and Noteholder hereby releases Original Indemnitor from further personal liability under the Guaranty Agreement and Indemnity Agreement described in Exhibit “A” for any acts or events occurring or obligations arising after the Closing Date which are not caused by, or do not arise out of, any acts or events occurring or obligations arising prior to or simultaneously with the Closing Date; provided, however, the provisions of this paragraph shall not (i) constitute a waiver, release or impairment of any obligation under the Note or the Loan Documents of Borrower or Original Indemnitor for any acts or events occurring, or obligations arising, prior to or simultaneously with, the Closing Date; (ii) impair the right of Noteholder to name Borrower, for purposes of extinguishing Borrower’s interest in the Property (which term shall have the same definition herein as assigned to such term in the Deed of Trust) as a party defendant in any action or suit for judicial foreclosure and sale under the Deed of Trust; (iii) impair the right of Noteholder to obtain the appointment of a receiver; (iv) impair the enforcement of the Assignment of Leases executed in connection with the Deed of Trust; and (v) impair the right of Noteholder to bring suit against Borrower and/or Original Indemnitor for any acts or events occurring, or obligations arising, prior to or simultaneously with the Closing Date. Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by the Note or the lien of the Loan Documents upon the Property, or (2) preclude Noteholder from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Noteholder except as stated in this paragraph.

7. Conditions. The parties acknowledge that Noteholder has required that on or before the Closing Date, (i) the Borrower shall have paid the Noteholder all payments under the Loan Documents which shall have become due and payable as of the Closing Date, (ii) the Assumptor shall have deposited such sums with the Noteholder to comply with the impound and reserve funds provisions of the Loan Documents, including, but not limited to, Section 1.6 & 1.7 of the Deed of Trust, (iii) fee simple title to the Property shall have been conveyed by Borrower to Assumptor, with the conveyance instrument recorded with the land records recording officer of Douglas County, Colorado, (iv) all taxes due and payable for the Property must be paid current as of the Closing Date, (v) the Assumptor shall cause to be delivered to the Noteholder (a) an opinion of counsel, satisfactory to the Noteholder, in its sole discretion, as to form, substance and rendering attorney, opining to the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, the authority of the Assumptor and Substitute Indemnitor and any constituents of the Assumptor and Substitute Indemnitor, to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, and such other matters as reasonably requested by the Noteholder, and (b) a “state law non-dissolution” opinion of counsel from Delaware counsel satisfactory to Noteholder in its sole discretion,, (vi) Assumptor and Borrower shall cause to be delivered to Noteholder, at Borrower’s and Assumptor’s expense, a lender’s title policy, or an endorsement to an existing lender’s policy, insuring the Deed of Trust as modified by this Assumption Agreement as a valid first lien on the Property, naming the Noteholder as the insured thereunder, and naming the Assumptor as owner of the Property, which policy shall insure that, as of the date of the recording of this Assumption Agreement, the Property shall not be subject to any additional exceptions or liens other than those conditions in the original title policy insuring the lien of the Deed of Trust and delivered in connection with the Deed of Trust, (vii) Assumptor shall obtain, and provide Noteholder with proof thereof satisfactory to Noteholder, insurance for the Property which satisfies the requirements of the Deed of Trust and Assumptor shall have paid one year’s premium in advance on such insurance, and (viii) Assumptor shall deliver to Noteholder such other documents as Noteholder shall reasonably request such as new financing statements or amendments to existing financing statements. Upon Noteholder’s authorization of the recording of this Assumption Agreement, Noteholder acknowledges that the above requirements have been waived or satisfied.

8. Substitution of Persons under Loan Documents. All references to “Bank,” “Lender,” “Payee,” “Secured Party,” “Mortgagee,” “Assignee” or “Beneficiary” set forth in the Note or any of the Loan Documents shall be, as of March 1, 2003, deemed to be references to Noteholder.

9. Ratifications. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor, hereby agree as follows:

(a) The terms and provisions set forth in this Assumption Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Note and the Loan Documents and except as expressly modified and superseded by this Assumption Agreement, the terms and provisions of the Note and the Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that the Note and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

(b) Borrower and Assumptor hereby ratify, confirm, and to the extent it will not release, terminate, interfere with or otherwise do away with any and all existing liens, security interests or encumbrances securing the Note, grant and regrant to Noteholder any and all liens, security interests and encumbrances created thereby (to the extent collateral covered by the Loan Documents has not previously been released in writing by the beneficiary of the liens, security interests and encumbrances), and agree that: (i) same shall be for the benefit of and to secure the Note, as amended hereby, and all other indebtedness described in the Loan Documents, (ii) the assumption by Assumptor of the Note and the Loan Documents shall in no manner affect or impair the liens, security interests or encumbrances securing the Note, (iii) said liens, security interests or encumbrances shall not in any manner be waived, the purpose of this Assumption Agreement being to permit Assumptor to assume the obligations of Borrower under the Note and the Loan Documents, and (iv) the liens, security interests and encumbrances created by the Loan Documents are acknowledged by Borrower and Assumptor to be valid and subsisting as security for and for the benefit of the Note and all other indebtedness described in the Loan Documents.

10. Representations and Warranties.

(a) Each of Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor (each as to itself only) hereby represents and warrants to Noteholder that the execution, delivery and performance of this Assumption Agreement and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite company, partnership or corporate action and do not and will not violate its charter, its partnership agreement, its articles of organization and operating agreement, or its bylaws and articles of incorporation, its trust agreement, as the case may be.

(b) Borrower and Original Indemnitor (each as to itself only) represent and warrant to Noteholder, Assumptor and Substitute Indemnitor that neither of Borrower nor Original Indemnitor is in default under the Loan Documents as of the date of this Assumption Agreement, nor to their actual conscious knowledge, is any other party in default in default under the Loan Documents as of the date of this Assumption Agreement, and to their actual conscious knowledge, there is no event which but for the giving of notice on the passage of time could become a default under the Loan Documents as of the date of this Assumption Agreement.

(c) Noteholder represents and warrants, that after giving effect to the terms of this Assumption Agreement and based upon the actual conscious knowledge of Noteholder, there exists no event of default based upon failure to make payments on the Note as and when due.

(d) Without limiting the provisions of this Assumption Agreement and the Loan Documents, Assumptor hereby represents, warrants and covenants unto Noteholder as of the date hereof that Assumptor complies and will comply with Section 1.32 of the Deed of Trust.

(e) Substitute Indemnitor hereby represents and warrants to Noteholder that there has been no adverse change in the financial position of the Substitute Indemnitor from the financial position of the Substitute Indemnitor as set forth in the financial information provided by Substitute Indemnitor to Midland in connection with this transaction.

(f) Assumptor and Substitute Indemnitor hereby represent and warrant to Noteholder that all funds provided by Assumptor’s constituents to Assumptor are in the form of capital contributions and are not loans to Assumptor. Assumptor and Substitute Indemnitor hereby represent and warrant to Noteholder that neither the Property nor the membership interests in Assumptor have been pledged or encumbered in connection with the acquisition of the Property by Assumptor.

(g) Assumptor and Substitute Indemnitor further represent and warrant to Noteholder that neither Assumptor or Substitute Indemnitor, nor are any principals, affiliates or persons holding direct or indirect interests in Assumptor or Substitute Indemnitor, listed or classified as “Non-Qualified Persons” or “Embargoed Persons” as those terms are more particularly defined on Exhibit “B” attached hereto and made a part hereof.

11. Event of Default. A breach of any term of this Assumption Agreement by either Substitute Indemnitor or Assumptor shall be an Event of Default (as defined in the Deed of Trust) under the Deed of Trust, and Noteholder shall have such remedies as are available under the law and/or Deed of Trust.

12. Insurance. At all times, Assumptor shall comply with all terms of the Loan Documents, including the insurance requirements of the Deed of Trust. Although Noteholder may accept certain evidence of insurance for purposes of closing the loan assumption, Noteholder does not waive any of the insurance provisions of the Deed of Trust.

13. Releases, Covenants Not to Litigate, and Assignments. For the period of time from the inception of time to and including the date of recordation of this Assumption Agreement, and in consideration for Noteholder’s consent to the assumption of the Note and Loan Documents described herein, Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor hereby agree as follows (Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor are herein sometimes collectively referred to as “Releasing Parties”):

(a) Each of the Releasing Parties hereby: (i) fully and finally acquits, quitclaims, releases and discharges each of the Released Parties (the term “Released Parties” shall be defined as Noteholder, Original Lender, Midland and their respective officers, directors, shareholders, representatives, employees, servicers, agents and attorneys) of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action (including claims and causes of action for usury) to, of or for the benefit (whether directly or indirectly) of the Releasing Parties, or any or all of them, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by the Releasing Parties or any or all of them on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely the Note or any of the Loan Documents, the Loan, or this Assumption Agreement; (ii) waives any and all defenses to payment of the Note for any reason; and (iii) waives any and all defenses, counterclaims or offsets to the Loan Documents (the foregoing (i), (ii) and (iii) are collectively, the “Released Claims”);

(b) In addition to the releases contained hereinabove, and not in limitation thereof, each of the Releasing Parties hereby agrees that none of them shall ever prosecute, or voluntarily aid in the prosecution of, any of the Released Claims, whether by claim, counter-claim or otherwise; and

(c) If, and to the extent that, any of the Released Claims are, for any reason whatsoever, not released and discharged pursuant to the provisions of paragraph (a) above, each of the Releasing Parties hereby absolutely and unconditionally grants, sells, bargains, transfers, assigns and conveys unto Noteholder each and every of the Released Claims and any proceeds, settlements and distributions relating thereto.

15. Survival of Representations and Warranties. All representations and warranties made in this Assumption Agreement or any other document executed in connection herewith, shall survive the execution and delivery of this Assumption Agreement and any other documents executed in connection herewith, and no investigation by Noteholder for any closing shall affect the representations and warranties or the right of Noteholder to rely upon them.

16. Expenses of Noteholder. Assumptor hereby agrees to pay Noteholder on demand all costs and expenses incurred by Noteholder in connection with the preparation, negotiation and execution of this Assumption Agreement and the other Loan Documents and/or other documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Noteholder’s legal counsel. Without limiting the foregoing, contemporaneously with the execution and delivery hereof, the Borrower and Assumptor shall pay, or cause to be paid an assumption fee to the Noteholder in the amount of One Percent of the principal balance of the Loan.

17. Notices. All notices or other communications required or permitted to be given shall be given and effective in accordance with the Note and Loan Documents. For purposes of notices, the addresses of the parties shall be as follows:

NOTEHOLDER: WELLS FARGO BANK, N.A. (f/k/a WELLS FARGO BANK MINNESOTA, N.A.), AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1

? Midland Loan Services, Inc.
10851 Mastin, Suite 300
Overland Park, KS 66210
Attn: Tad A. Janssen
Telecopy: 913-253-9001

with a copy to:

Steven S. Bartels, Esq.
Senior Counsel
Midland Loan Services, Inc.
10851 Mastin, Suite 700
Building 82, Corporate Woods
Overland Park, KS 66210
Telecopy: 913-253-9001

ASSUMPTOR AND SUBSTITUTE INDEMNITOR:

c/o G&E HC REIT II Highlands Ranch Medical Pavilion, LLC
Attn: Mathieu Streiff, Esq.
1551 N. Tustin Ave., Suite 300
Santa Ana, CA 92705
Telephone: 714-975-2241
Telecopy: 714-918-9102

with a copy to:

Joseph J. McQuade
Gregory Kaplan, PLC
7 East Second St.
Richmond, VA 23224
Telephone: 804-916-9027
Telecopy: 804-916-9127

BORROWER AND ORIGINAL INDEMNITOR (S):

c/o HRMED, LLC
W. Scott Reichenberg
c/o The Colorado Group, Inc.,
3434 47th St., Suite 220,
Boulder, Colorado 80301
Telephone: 303-449-2131
Telecopy: 303-449-8250

with a copy to:

Bruce D. Dierking
Packard and Dierking, LLC
2595 Canyon Blvd., Suite 200
Boulder, CO 80302-5620
Telephone: 303-447-0450
Telecopy: 303-447-0451

18. Severability. Any provision of this Assumption Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Assumption Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

19. APPLICABLE LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE FOR WHICH THE LOAN DOCUMENTS PROVIDE THAT THE LOAN DOCUMENTS ARE TO BE GOVERNED BY AND CONSTRUED WITH.

20. Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of Noteholder, Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor and their respective successors and assigns, except that the Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Noteholder except for assignments or transafers permitted under the Loan Documents, as modified hereby.

21. Counterparts. This Assumption Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

22. Headings. The headings, captions and arrangements used in this Assumption Agreement are for convenience only and do not affect the interpretations of this Assumption Agreement.

23. Effect of Waiver. No failure on the part of Noteholder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Assumption Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Assumption Agreement preclude any other right, power or privilege. The rights and remedies provided for in this Assumption Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

24. Further Assurances. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that Noteholder may file an original or photocopy of this Assumption Agreement as a mortgage or deed of trust or as amendment to a mortgage or deed of trust wherever deemed appropriate by Noteholder. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree to execute and deliver to Noteholder such security agreements, financing statements, deeds of trust, mortgages, assignments (and supplemental deeds of trust, mortgages, assignments, security agreements and financing statements) and other documents and instruments and to do such other things as Noteholder may reasonably request or deem necessary in order to perfect and maintain the security interests, liens and encumbrances created and confirmed hereunder, or to further implement the provisions of this Assumption Agreement. Assumptor and Substitute Indemnitor authorize Noteholder to file such financing statements or amendments to financing statements as Noteholder may reasonably request or deem necessary in order to perfect and maintain the security interests, liens and encumbrances created and/or confirmed hereunder, or to further implement the provisions of this Assumption Agreement.

25. Transferability. Notwithstanding anything contained in the Loan Documents to the contrary, Noteholder shall have the right to assign or transfer all or part of its rights, duties and obligations under the Loan Documents to a transferee who may or may not be a holder of the Note and such transferee shall be entitled to all of the rights and benefits of Noteholder under the Loan Documents.

26. Furnishing Information. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that Noteholder may furnish any financial or other information concerning any such persons heretofore or hereafter provided by any such persons to Noteholder, to any prospective or actual purchaser of any participation or other interest in the Loans or to any prospective or actual purchaser of any securities issued or to be issued by Noteholder, or to any rating agencies.

26. Repair and Remediation Reserve. Prior to the execution of this Assumption Agreement, Noteholder has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Assumptor has established with Noteholder a reserve in the amount of 125% of the estimated costs of the repairs, which amount is $8,750.00 (the “Repair and Remediation Reserve”) by depositing such amount with Noteholder. Assumptor shall cause each of the items identified in that certain Property Condition Report performed by Nova Consulting on March 10, 2010 (the “Deferred Maintenance”) to be completed, performed, remediated and corrected to the satisfaction of Noteholder on or before the expiration of six (6) months after the Closing Date hereof, as such time period may be extended by Noteholder in its sole discretion. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Repair and Remediation Reserve shall be held by Noteholder in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Noteholder shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Assumptor the amount paid by Assumptor in completing, performing, remediating or correcting the Deferred Maintenance within thirty (30) days after (a) receipt by Noteholder of a written request from Assumptor for disbursement from the Repair and Remediation Reserve and a certification by Assumptor in a form as may be required by Noteholder that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Assumption, (b) delivery to Noteholder of invoices, receipts or other evidence satisfactory to Noteholder verifying the costs of the Deferred Maintenance to be reimbursed, and (c) delivery to Noteholder of affidavits, lien waivers or other evidence reasonably satisfactory to Noteholder showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property. Noteholder shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any thirty (30) day period. In making any payment from the Repair and Remediation Reserve, Noteholder shall be entitled to rely on such request from Assumptor without any inquiry into the accuracy, validity or contestability of any such amount. Assumptor hereby grants to Noteholder, as additional security for payment of the indebtedness secured hereby, a security interest in the Repair and Remediation Reserve. The Repair and Remediation Reserve shall not, unless otherwise explicitly required by applicable law, bear interest or be deemed to be escrow or trust funds, but at Noteholder’s option and in Noteholder’s discretion, may either be held in a separate account or be commingled by Noteholder with the general funds of Noteholder. The Repair and Remediation Reserve is solely for the protection of Noteholder and entails no responsibility on Noteholder’s part beyond the payment of the costs and expenses described in this paragraph in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. . In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Assumptor shall pay the amount of such deficiency. Upon assignment of the Loan Documents by Noteholder, any funds in the Repair and Remediation Reserve shall be turned over to the assignee and any responsibility of Noteholder, as assignor, with respect thereto shall terminate. If there is a default hereunder or under the other Loan Documents which is not cured within any applicable grace or cure period, Noteholder may, but shall not be obligated to, apply at any time the balance then remaining in the Repair and Remediation Reserve against the indebtedness secured hereby in whatever order Noteholder shall subjectively determine. No such application of the Repair and Remediation Reserve shall be deemed to cure any default hereunder. Upon the earlier to occur of full payment of the indebtedness secured hereby in accordance with its terms, the completion of the Deferred Maintenance to the satisfaction of Noteholder or at such earlier time as Noteholder may elect, the balance of the Repair and Remediation Reserve then in Noteholder’s possession shall be paid over to Assumptor and no other party shall have any right or claim thereto.

27. Replacement Reserve. As additional security for the indebtedness secured by the Deed of Trust, Assumptor shall establish and maintain at all times while the Deed of Trust continues in effect a reserve (the “Replacement Reserve”) with Noteholder for payment of costs and expenses incurred by Assumptor in connection with the performance of work to the roofs, chimneys, gutters, carpet, appliances, landscaping, signs, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment and such other items as the Noteholder may approve from time to time (collectively, the “Repairs”). Commencing on the first monthly payment date under the Note which occurs after the Closing Date and continuing thereafter on each monthly payment date under the Note, Assumptor shall pay to Noteholder, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured by the Deed of Trust is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $1,230.00 per month. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Replacement Reserve shall be held by Noteholder in the Replacement Reserve to pay the costs and expenses of the Repairs. So long as no default hereunder or under the other Loan Documents has occurred and is continuing beyond any applicable cure period as provided in the Note and/or the Loan Documents, Noteholder shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Assumptor the amount paid by Assumptor in performing such Repairs within thirty (30) days following: (1) receipt by Noteholder of a written request from Assumptor for disbursement from the Replacement Reserve and a certification by Assumptor in a form approved in writing by Noteholder that the applicable item of Repair has been completed; (2) delivery to Noteholder of invoices, receipts or other reasonable evidence satisfactory to Noteholder, verifying the cost of performing the Repairs; (3) delivery to Noteholder of affidavits, lien waivers or other evidence reasonably satisfactory to Noteholder showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (4) delivery to Noteholder of a certification from an inspecting architect or other third party acceptable to Noteholder describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs: and (5) delivery to Noteholder of a new certificate of occupancy for the portion of the Improvements (as defined in the Deed of Trust) covered by such Repairs, if said new certificate of occupancy is required by applicable law, or a certification by Assumptor that no new certificate of occupancy is required. Noteholder shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty (30) day period or in amounts less than $2,500.00. In making any payment from the Replacement Reserve, Noteholder shall be entitled to rely on such request from Assumptor without any inquiry into the accuracy, validity or contestability of any such amount. Noteholder may, at Assumptor’s expense, make or cause to be made during the term of the Deed of Trust an annual inspection of the Property to determine the need, as determined by Noteholder in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Noteholder shall provide Assumptor with a written description of the required Repairs and Assumptor shall complete such Repairs to the reasonable satisfaction of Noteholder within thirty (30) days after the receipt of such description from Noteholder, or such later date as may be approved by Noteholder in its sole discretion. The Replacement Reserve shall be deposited in an interest bearing account and accrue interest in the same manner as the TILC Reserve accrues interest under Section 4.28 of the Deed of Trust. At Noteholder’s option and in Noteholder’s discretion, the Replacement Reserve funds may either be held in a separate account or be commingled by Noteholder with the general funds of Noteholder. The Replacement Reserve is solely for the protection of Noteholder and entails no responsibility on Noteholder’s part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Assumptor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Noteholder, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Noteholder, as assignor, with respect thereto shall terminate. If there is a default under the Deed of Trust which is not cured within any applicable grace or cure period, Noteholder may, but shall not be obligated to, apply at any time the balance then remaining in the Replacement Reserve against the indebtedness secured by the Deed of Trust hereby in whatever order Noteholder shall subjectively determine. No such application of the Replacement Reserve shall be deemed to cure any default under the Deed of Trust. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Noteholder may elect, the balance of the Replacement Reserve then in Noteholder’s possession shall be paid over to Assumptor and no other party shall have any right or claim thereto.

28.	Amendments to Loan Documents. The Loan Documents shall be amended as follows:

a. As of the Closing Date and continuing until satisfaction of the Note and the Deed of Trust, Section 1.7(a) of the Deed of Trust shall be amended as follows: The monthly deposit amount of the “TILC Reserve” as set forth in Section 1.7(a) of the Deed of Trust (defined below) is hereby increased from $3,600.00 to $6,084.00.

b. Notwithstanding anything to the contrary in the Loan Documents, no consent of or notice to Beneficiary shall be required in connection with, and Assumptor and Substitute Indemnitor shall expressly be permitted to effect: (i) the transfer or issuance of (a) any securities or direct or indirect interests in any direct or indirect owner of Assumptor that is publicly traded on a national exchange (including, without limitation, GRUBB & ELLIS HEALTHCARE REIT II, Inc.); provided, however, that transfers involving more than 49% of any direct or indirect owner of Assumptor shall be governed by subparagraph (ii)(a) below and shall be subject to the “Post-Merger Requirements” (as hereinafter defined); and/or (b) any limited partnership interests in GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP or any GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP Merger Successor (as hereinafter defined); and/or (ii) so long as the Post-Merger Requirements are satisfied, (a) any merger between GRUBB & ELLIS HEALTHCARE REIT II, INC. or GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP and another entity (regardless of which entity is the surviving entity; any such entity is referred to as a “Merger Successor”; a successor to GRUBB & ELLIS HEALTHCARE REIT II, INC. is referred to as an “GRUBB & ELLIS HEALTHCARE REIT II, INC. Merger Successor,” and a successor to GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP is referred to as an “GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP Merger Successor”); (b) a corporate reorganization of GRUBB & ELLIS HEALTHCARE REIT II, INC., any GRUBB & ELLIS HEALTHCARE REIT, INC. Merger Successor, GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP or any GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP Merger Successor; and/or (c) any modification to the organizational structure or organizational documents of GRUBB & ELLIS HEALTHCARE REIT II, INC., any GRUBB & ELLIS HEALTHCARE REIT, INC. Merger Successor, GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP or any GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP Merger Successor. For the purposes of this Section 28 (b), “Post-Merger Requirements” shall mean the following: (i) the Property continues to be managed by (a) an affiliate of either GRUBB & ELLIS HEALTHCARE REIT II, INC., any GRUBB & ELLIS HEALTHCARE REIT II, INC. Merger Successor or Grubb & Ellis Company, a Delaware limited liability company; or (b) a reputable professional management organization reasonably approved by Lender based upon Beneficiary’s then-current standards for property managers for similar properties; (ii) GRUBB & ELLIS HEALTHCARE REIT II, INC. or a GRUBB & ELLIS HEALTHCARE REIT II, INC. Merger Successor is the sole general partner or sole manager of GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP or GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP Merger Successor; (iii) GRUBB & ELLIS HEALTHCARE REIT II, INC. or GRUBB & ELLIS HEALTHCARE REIT II, INC. Merger Successor shall continue to own at least 10 office properties of similar class to the Property containing in the aggregate at least 1 million square feet of gross leasable area; and (iv) GRUBB & ELLIS HEALTHCARE REIT II, INC. or GRUBB & ELLIS HEALTHCARE REIT II, INC. Merger Successor shall have a net worth of at least $250,000,000.00.

b. Notwithstanding anything to the contrary in the Loan Documents, the parties acknowledge and agree that Section 1.18(b) of the Deed of Trust shall be deleted in its entirety and replaced with the following, “(b) quarterly operating statements for the Property, within thirty (30) days after the end of each March, June, September and December;”.

c. For so long as Assumptor is obligated under the Loan Documents, to the extent Section 1.18(d) of the Deed of Trust requires annual financial statements for GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP, Assumptor shall be permitted to provide Noteholder with consolidated financial statements for Substitute Indemnitor, or any GRUBB & ELLIS HEALTHCARE REIT, INC. Merger Successor, which consolidated financial statements shall include GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP and may also include other affiliates and/or subsidiaries of Substitute Indemnitor.

29. ENTIRE AGREEMENT. THIS ASSUMPTION AGREEMENT AND THE LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS ASSUMPTION AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS ASSUMPTION AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. ASSUMPTOR AND SUBSTITUTE INDEMNITOR (S) HAVE EXAMINED THE DEED OF TRUST, GUARANTY AGREEMENT AND INDEMNITY AGREEMENT, AND ACKNOWLEDGE THAT SUCH DOCUMENTS HAVE PROVISIONS IN THEM WHICH INCLUDE INDEMNIFICATION OF NOTEHOLDER, INCLUDING INDEMNIFICATION FOR NOTEHOLDER’S OWN NEGLIGENCE.

THE GUARANTY AGREEMENT AND INDEMNITY AGREEMENT, THE LOAN DOCUMENTS, AND THIS ASSUMPTION AGREEMENT EMBODY THE ENTIRE AGREEMENT OF SUBSTITUTE INDEMNITOR AND NOTEHOLDER WITH RESPECT TO SUBSTITUTE INDEMNITOR’S OBLIGATIONS UNDER THE LOAN DOCUMENTS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THE GUARANTY AGREEMENT AND INDEMNITY AGREEMENT, THE LOAN DOCUMENTS AND THE ASSUMPTION AGREEMENT. THE GUARANTY AGREEMENT AND INDEMNITY AGREEMENT AND THIS ASSUMPTION AGREEMENT ARE INTENDED BY SUBSTITUTE INDEMNITOR AND NOTEHOLDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT AND INDEMNITY AGREEMENT AND THE ASSUMPTION AGREEMENT, AND NO COURSE OF DEALING BETWEEN ORIGINAL INDEMNITOR, SUBSTITUTE INDEMNITOR AND/OR NOTEHOLDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THE GUARANTY AGREEMENT AND INDEMNITY AGREEMENT, THE LOAN DOCUMENTS AND THIS ASSUMPTION AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN SUBSTITUTE INDEMNITOR AND NOTEHOLDER.

[SIGNATURE PAGES TO FOLLOW]

EXECUTED as of the date first written above.

NOTEHOLDER:

WELLS FARGO BANK, N.A. (f/k/a WELLS FARGO BANK MINNESOTA, N.A.), AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1

By: Midland Loan Services, Inc., its Master Servicer

By: /s/ Steve W. Smith
Name: Steve W. Smith
Title: Executive Vice President

ASSUMPTOR:

G&E HC REIT II HIGHLANDS RANCH MEDICAL PAVILION, LLC,

a Delaware limited liability company

By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Authorized Signatory

SUBSTITUTE INDEMNITOR:

GRUBB & ELLIS HEALTHCARE REIT II INC,
a Maryland corporation

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

BORROWER:

HRMED, LLC, a Colorado limited liability company

By: /s/ William Scott Reichenberg
Name: William Scott Reichenberg
Title: Manager

ORIGINAL INDEMNITOR:

/s/ William Scott Reichenberg
WILLIAM SCOTT REICHENBERG, individually

/s/ Neil Littmann
NEIL LITTMANN, individually

ACKNOWLEDGMENT FOR NOTEHOLDER

STATE OF KANSAS COUNTY OF JOHNSON	§ § §

This instrument was acknowledged before me on this 29th day of April, 2010, by Steve W. Smith as Executive Vice President of Midland Loan Services, Inc., as Master Servicer of WELLS FARGO BANK, N.A. (f/k/a WELLS FARGO BANK MINNESOTA, N.A.), AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1

[ S E A L ]

/s/ Matthew B. Braman
Matthew B. Braman
Notary Public

My Appointment Expires:
May 28, 2011

ACKNOWLEDGMENT FOR ASSUMPTOR

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was acknowledged before me this 29th day of April, 2010, by Andrea R. Biller, as Authorized Signatory of G& E HC REIT II HIGHLANDS RANCH MEDICAL PAVILION, LLC, a Delaware limited liability company.

Given under my hand and seal of office the day and year last above written.

/s/ P.C. Han
P.C. Han

My Commission Expires:
June 25, 2011

ACKNOWLEDGMENT FOR SUBSTITUTE INDEMNITOR

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was acknowledged before me this 29th day of April, 2010, by Shannon K S Johnson, as Chief Financial Officer of Grubb & Ellis Healthcare REIT II, Inc., a Maryland corporation.

Given under my hand and seal of office the day and year last above written.

/s/ P.C. Han
P.C. Han

My Commission Expires:
June 25, 2011

ACKNOWLEDGMENT FOR BORROWER

STATE OF COLORADO§
COUNTY OF	§ BOULDER	§

This instrument was acknowledged before me on this 29th day of April, 2010, by William Scott Reichenberg, as Manager of HRMED, LLC, a Colorado limited liability company on behalf of said company.

Given under my hand and seal of office the day and year last above written.

/s/ Renita M. Jolley
Renita M. Jolley
Notary Public, State of Colorado

My Commission Expires:
July 27, 2011

ACKNOWLEDGMENT FOR ORIGINAL INDEMNITOR:

STATE OF COLORADO§
COUNTY OF	§ BOULDER	§

This instrument was acknowledged before me on this 29th day of April, 2010, by WILLIAM SCOTT REICHENBERG, an individual.

Given under my hand and seal of office the day and year last above written.

/s/ Renita M. Jolley
Renita M. Jolley
Notary Public, State of Colorado

My Commission Expires:
July 27, 2011

STATE OF COLORADO§
COUNTY OF	§ BOULDER	§

This instrument was acknowledged before me on this 29th day of April, 2010, by NEIL LITTMANN, an individual.

Given under my hand and seal of office the day and year last above written.

/s/ Renita M. Jolley
Renita M. Jolley
Notary Public, State of Colorado

My Commission Expires:
July 27, 2011